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                                                                   Exhibit 10.22


                       Global Power Equipment Group, Inc.
                           c/o Harvest Partners, Inc.,
                                 280 Park Avenue
                                   33rd Floor
                               New York, NY 10017


April __, 2001

Harvest Partners, Inc.
280 Park Avenue
33rd Floor
New York, NY 10017
Attention:  Stephen Eisenstein

         Re:      Harvest Management Agreement

Mr. Eisenstein:

         Reference is made to that certain Management Agreement, dated as of August 1, 2000 (the "Agreement"), by and among Global Energy Equipment Group, L.L.C., a Delaware limited liability company (the "Company") and Harvest Partners, Inc., a New York corporation ("Harvest"). Capitalized terms used and not otherwise defined in this letter shall have the respective meaning given such terms in the Agreement.

         In connection with the impending reorganization of the Company from a limited liability company into a Delaware corporation (the "Successor Entity") (such transaction to be referred to herein as the "Conversion"), which will occur in advance of the contemplated initial public offering (the "IPO") of the Successor Entity, we are hereby asking you to waive, subject to the consummation of the Conversion, any and all of your rights pursuant to Section 3(b) of the Agreement with respect to a Transaction Fee that may be or may have become payable to you in connection with the offering of the Successor Entity's securities in connection with the consummation of the IPO.

         Subject to receiving your consent to the waiver of the above-mentioned rights, the Company agrees to pay Harvest an advisory fee of $500,000.00 in consideration of Harvest's advisory services provided in connection with the refinancing of the Company's senior credit facility in connection with the IPO. Such fee shall be paid on the date on which the agreement relating to such refinancing is executed.
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         Please acknowledge the waiver of any and all of your rights pursuant to
Section 3(b) of the Agreement with respect to a Transaction Fee that may become payable to you in conjunction with the consummation of the IPO by signing and dating the enclosed duplicate of this letter in the space indicated below and returning it to us no later than April __, 2001.

                              Yours sincerely,



                              Global Energy Equipment Group, L.L.C.



                              By:
                                 -----------------------------------------------
                                  Name:
                                  Title:



Agreed and accepted this ____ day
April, 2001


By:   Harvest Partners, Inc.


By:
  -----------------------------------
     Name:
     Title:



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